UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2018

PUGET SOUND ENERGY, INC.

A Washington Corporation

(Exact name of registrant as specified in its charter)

1-4393	10885 - N.E. 4th Street, Suite 1200 Bellevue, Washington 98004-5591	91-0374630
(Commission File Number)	(State of incorporation, address of principal executive offices)	(I.R.S. Employer Identification Number)

(425) 454-6363

(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On June 4, 2018, Puget Sound Energy, Inc. entered into a purchase agreement (the “Purchase Agreement”), with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA LLC and each of the other underwriters named in Schedule A thereto (collectively, the “Underwriters”) in connection with the public offering by Puget Sound Energy of $600,000,000 principal amount of 4.223% Senior Notes due June 15, 2048 (the “Senior Notes”). The Senior Notes are to be issued under an Indenture dated as of December 1, 1997, as supplemented and modified, between the Company and U.S. Bank National Association, as trustee. Puget Sound Energy intends to use the proceeds from the issuance to repay at maturity $200 million principal amount of its Senior Secured Notes due June 15, 2018, which have an interest rate of 6.740%, to pay down a portion of its outstanding commercial paper and for general corporate purposes. The issuance and sale of the Senior Notes to the underwriters is expected to close on June 14, 2018, following the filing of this Form 8-K.

The Senior Notes were registered pursuant to a registration statement (Registration No. 333-214490) on Form S-3 under the Securities Act of 1933 that Puget Sound Energy filed on November 8, 2016, as amended on November 21, 2016 and declared effective on November 22, 2016 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Senior Notes that Puget Sound Energy filed with the Commission on June 5, 2018.

Initially, the Senior Notes will be secured by a series of Puget Sound Energy’s electric utility first mortgage bonds, referred to as “Pledged First Mortgage Bonds,” which are secured by the Company’s electric utility property. The Pledged First Mortgage Bonds will be issued under the Company’s First Mortgage, dated as of June 2, 1924, as supplemented by a Ninety-Second Supplemental Indenture thereto, dated as of May 1, 2013, between the Company and U.S. Bank National Association, as trustee.

This Amendment No. 1 to Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Senior Notes, and all such exhibits are hereby incorporated into the Registration Statement by reference. Certain information relating to Item 14 — “Other expenses of issuance and distribution relating to the Registration Statement” is filed as Exhibit 99.1 to this Form 8-K.

Perkins Coie LLP, counsel to Puget Sound Energy, has issued an opinion to Puget Sound Energy, dated June 14, 2018, regarding the legality of the Notes upon issuance thereof. A copy of the opinion as to legality is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Purchase Agreement, dated June 4, 2018, between Puget Sound Energy, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA LLC and each of the other underwriters named in Schedule A thereto (incorporated by reference herein to Exhibit 1.1 to Current Report on Form 8-K filed on June 5, 2018.)

5.1	Opinion of Perkins Coie LLP

99.1	Information relating to Item 14—Other Expenses of Issuance and Distribution, relating to the Registration Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.
Dated: June 14, 2018

	By:	/S/ Daniel A. Doyle
Daniel A. Doyle
Senior Vice President and Chief Financial Officer